                                                                   EXHIBIT 10.19

                            NON-COMPETITION AGREEMENT

         THIS AGREEMENT is made and entered into this ___ day of April 2004, by and between XRG, Inc., a Delaware corporation (referred to herein as the "Company"), RSV, INC., a Tennessee corporation ("RSV"), and RICHARD VENABLE ("Seller").

                                    RECITALS

         A. RSV, pursuant to an Agreement and Plan of Merger dated ______ April, 2004 (the "Merger Agreement"), has agreed that XRG ACQUISITION SUB II, INC., a Tennessee corporation and a wholly-owned subsidiary of XRG, shall be merged with and into RSV, Inc.

         B. Seller is an officer and director of RSV.

         C. The Company is engaged in truckload transportation, such businesses referred to herein as the "Trucking Business."

         D. The Seller has acquired knowledge concerning the business, affairs and customers of the RSV's Trucking Business and RSV and the Company desire to insure that the Seller will not use the knowledge he has gained in the Trucking Business to the detriment of RSV or the Company.

         E. Section 6 A (vi a) of the Merger Agreement requires that the Company and Seller enter into a non-competition agreement in a form satisfactory to RSV as a condition to consummating the merger and accordingly the parties desire to enter into this Agreement to fulfill this stated condition of the Merger Agreement.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and payments to Seller as described below, the parties agree as follows:

         1. Seller covenants and agrees that, for a period of one (1) year after the Effective Time (as defined in the Merger Agreement), he will not, directly or indirectly (whether as sole proprietor, partner, stockholder, director, officer, employee, investor, consultant, principal, agent or in any other capacity), do any of the following:

                  a. compete in any capacity or manner anywhere in the world with RSV, the Company or any other Company Affiliate (as defined below) in the Trucking Business;

                  b. influence or attempt to influence any of the customers of the Company, RSV or any other Company Affiliate to transfer or divert their business or patronage from the Company, RSV or any other Company Affiliate to any other person or company engaged in a similar business;

                  c. disclose to any person or entity the names, addresses or requirements of, or other confidential information or trade secrets relating to the customers referred to in subsection (b), the prices charged to such customers or the practices used in serving such customers;

                  d. in any other manner interfere with, disrupt or attempt to disrupt the relationship, contractual or otherwise, between the Company, RSV or any other Company Affiliate and any customer, supplier or employee of the Company, RSV or any other Company Affiliate;

                  e. make any statement or perform any act intended to advance an interest of any existing or prospective competitor of the Company, RSV or any other Company Affiliate in any way that will or may injure an interest of the Company, RSV or any other Company Affiliate;

                  f. discuss with any existing or potential customer of the Company, RSV or any other Company Affiliate the present or future availability of services or products where such services or products are competitive with services or products which the Company, RSV or any other Company Affiliate provides;

                  g. make any statement or do any act intended to cause existing or potential customers of the Company, RSV or any other Company Affiliate to make use of the services or purchase the products of any competitive business;

                  h. hire, engage, send any work to, place orders with, or in any manner be associated with any supplier, contractor, subcontractor or other person or firm which renders services, or sold any products, to the Company, RSV or any other Company Affiliate if such actions by him would have a material adverse affect on the business, assets or financial condition of the Company, RSV or any other Company Affiliate;

                  i. recruit or solicit any employee of the Company, RSV or any other Company Affiliate, or induce or attempt to induce any employee of the Company, RSV or any other Company Affiliate to terminate his or her employment with, or otherwise cease his or relationship with, the Company, RSV or any other Company Affiliate.

                  For purposes of this Agreement, the term "Company Affiliate" shall refer to any person or entity which would be an "affiliate" of the Company as such term is defined in rule 12b-2 under the Securities Exchange Act of 1934, as amended.

         2. Section 1 shall not prohibit the ownership by Seller of stock of a publicly-held corporation (a corporation which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended) so long as such stock comprises less than one percent (1%) of the issued and outstanding stock of the same class of the issuing corporation.

         3. In consideration of the Seller entering into this Non-Competition Agreement, the Company agrees that immediately prior to the Effective Time that it shall pay the Seller, a cash payment equal to Fifty Thousand Dollars ($50,000) per month for the twelve-month term of the agreement.

         4. In the event the merger is not consummated pursuant to the Merger Agreement, the terms and conditions of this Non-Competition Agreement will become null and void any payment that the Company may have made to the Seller pursuant to this Agreement shall be promptly refunded by the Seller to the Company.

         5. The Company and Seller acknowledge that, but for the Seller's agreement to be bound by the terms of this Non-competition Agreement, RSV would not have entered into the Merger Agreement.

         6. The parties hereto agree that the periods of restriction and the geographical areas of restriction imposed by the provisions of Section 1 are fair and reasonable and are reasonably required for the protection of RSV and the Company, in whose favor such restrictions operate.

In the event that any part of this Agreement shall be held to be unenforceable or invalid, the remaining parts thereof shall nevertheless continue to be valid and enforceable as though the invalid portions were not a part hereof. In the event that any of the restrictions set forth in Section 1 of this Agreement shall be found by any court of competent jurisdiction to be unenforceable because it exceeds the maximum enforceable area, scope or period of time, the geographic area, scope and time shall, for the purposes of this Agreement, be deemed to be the maximum area, scope or time period as to which it may be enforceable.

         8. The parties hereby agree that any violation by any party of the covenants contained in this Agreement will cause irreparable damage to the party in whose favor such covenants operate and the parties hereby agree that the Company and RSV, in addition to such other remedies which may be available, shall be entitled to specific performance and other injunctive relief.

         9. All terms of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective legal representative, successors and assigns.

         10. This Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Florida. Any action, suit or other legal proceeding, which is commenced to resolve any matter arising under or relating to any provision of this Agreement shall be commenced only in a court of the State of Florida (or, if appropriate, a federal court located within Florida), and the parties each consent to the jurisdiction of such a court. This Agreement shall be modified only through a written agreement executed by all of the parties hereto.

         11. In the event the terms of this Agreement are breached in any manner, the breaching party shall be responsible for all reasonable attorneys' fees (including those incurred at trial and appellate levels) and all other related costs incurred by the other party or parties arising out of such breach.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                             XRG, INC.

                                             By:________________________________
                                             Its:_______________________________

Attest:___________________________
Print Name:_______________________
Title_____________________________

                                             ___________________________________

                                             By:________________________________

Attest:___________________________
Print Name:_______________________
Title_____________________________